UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: December 15, 2004 (Date of earliest event reported)
Impreso, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-29883 (Commission File Number)	75-2849585 (IRS Employer Indentification Number)
	652 Southwestern Blvd (Address of principal executive offices)	75019 (Zip Code)
Registrant's telephone number, including area code: 972-462-0100

Item 2.02. Results of Operations and Financial Condition

On December 15, 2004, the Company issued a press release reporting fiscal fourth quarter 2004 and fiscal year results for the period ended August 31, 2004. A copy of the press release is attached to this 8-K.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

99.1       Press Release of Impreso, Inc. dated December 15, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2004	IMPRESO, INC. By: /s/ Marshall D. Sorokwasz Marshall D. Sorokwasz Chairman of the Board, Chief Executive Officer, President, and Director